                                                                    EXHIBIT 23.1

               Consent of Ernst & Young LLP Independent Auditors

We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated February 18, 2000, in the Registration Statement (Form S-1) and the related prospectus of Petopia.com for the registration of shares of its common stock.

                                          /s/ ERNST & YOUNG LLP

San Jose, California
March 9, 2000